R O W A N C O M P A N I E S P L C
M O N T H L Y F L E E T S T A T U S R E P O R T A S O F S E P T E M B E R 2 6 , 2 0 1 2

Revisions to Fleet Status Report Noted in Bold

						Contract Status
		Depth (feet)		Year in			Day Rate	Estimated
Rig Class / Name		Water	Drilling	Service	Location	Customer	(in USD thousands)	Duration	Comments ($ in thousands)

Ultra Deepwater Drillships
GustoMSC 10,000
Deepwater #4 (to be named)		12,000	40,000	2014	South Korea	Available			Rig is contracted for construction by HHI with expected delivery at the end of March 2015.
Rowan Reliance		12,000	40,000	2015	South Korea	Available			Rig is contracted for construction by HHI with expected delivery at the end of October 2014.
Rowan Resolute		12,000	40,000	2014	South Korea	Available			Rig is contracted for construction by HHI with expected delivery at the end of June 2014.
Rowan Renaissance		12,000	40,000	2014	South Korea	Shipyard			Rig is contracted for construction by HHI with expected delivery at the end of December 2013.
					West Africa	REPSOL	High 610s	March 2015	Rig is contracted for a three-year global drilling term commencing in Q1 2014. Rig is expected to operate offshore West Africa during the first year at a day rate in the high 610s. In the event the rig operates in the U.S. Gulf of Mexico during years two and year three, the day rate will be in the mid 610s and mid 620s, respectively. Alternatively, if the rig operates in West Africa during years two and year three, the day rate will be in the mid 640s and mid 650s, respectively.
Cantilever Jack-up Rigs
N-Class
Rowan Norway	*	400	35,000	2011	UK N. Sea	Xcite Energy	Low 250s	October 2012	Contract has a one year priced option in the low 250s. Production fee of $1 per barrel of oil produced is also payable during the initial term. The period of production will not exceed 90 days. Xcite has agreed to release the rig following the initial term. Exercise date of the previously reported one year priced option in the low 250s has been deferred to eight months following the date operations under the initial term conclude. Any resulting rig requirement to be filled by an available rig selected by Rowan from the Super Gorilla Class or N-Class. Rig delivery to be within a nine month window commencing fourteen months from the option exercise date.
					Norway	ConocoPhillips	Low 350s	May 2016	Rig is expected to enter the shipyard for contract requirements in October 2012 for approximately 60 days prior to commencing a three and one-half year contract. The first 30 days in the shipyard at zero day rate and the remainder at a reduced day rate in the high 330s. The contract includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s.
Rowan Stavanger	*	400	35,000	2011	Norway	Talisman Norway	Low 350s	September 2012
							Mid 310s	December 2012
							Low 320s	April 2013
					UK N. Sea		Mid 240s	December 2013
							Low 250s	January 2014
						Available		February 2014
					Norway	Lundin	Mid 340s	August 2015	Rig will enter shipyard for inspections and equipment modifications for approximately 30 days prior to commencing its contract for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q1 2014. In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension. The Company may substitute a comparable rig depending on availability.
							Mid 350s	November 2016
Rowan Viking	*	400	35,000	2011	UK N. Sea	Total UK	Low 220s	January 2013	The contract includes two (2) six-month options at mutually-agreed rates not to exceed a day rate in the mid 240s.
S116-E EXL
Rowan EXL IV		350	35,000	2011	Malaysia	Carigali Hess Operating Company	Low 150s	December 2014	Rig was idle for two days during the month of August 2012.
Rowan EXL III		350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	October 2012
Rowan EXL II		350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014	Rig is expected to enter the shipyard in Q3 2013 for approximately 14-21 days for inspections. Company will not realize any day rate revenue during this period. Rig was idle for five days during the month of August 2012.
Rowan EXL I		350	35,000	2010	Indonesia	Hess Indonesia	High 200s	August 2013	Rig is in the shipyard in Singapore for repairs and modifications before commencing operations in mid December 2012 for a 251 day contract. Contract includes two priced options for another 80 days at a day rate in the low 160s. Rig was idle during the month of August 2012.
240C
Joe Douglas		375	35,000	2012	Gulf of Mexico	Maritech	Low 150s	September 2012	Rig has a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s.
						BP	Low 150s	November 2012
Ralph Coffman		375	35,000	2009	Egypt	BG Egypt	Low 210s	September 2014	The contract includes a priced option for an additional period of 270 days in the low 200s. Rig was idle for the month of August 2012.
Rowan-Mississippi		375	35,000	2008	Middle East	Saudi Aramco	Low 200s	June 2014	The contract includes a priced option for one additional year in the mid 190s.
225C Tarzan
J.P. Bussell		300	35,000	2008	Vietnam	Petronas Carigali	Mid 120s	October 2012	Rig is expected to enter the shipyard in mid October 2012 for approximately 21 days for inspections. Company will not realize any day rate revenue during this period.
Hank Boswell	300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014	Rig is currently expected to enter the shipyard for approximately 90 days in late Q1 2013 for customer-required well control equipment upgrades. Company will not realize any day rate revenue during this period. Contract includes a
									priced option for one additional year in the low 180s.
Bob Keller		300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014	Rig is currently expected to enter the shipyard for approximately 90 days in late Q1 2013 for customer-required well control equipment upgrades. Company will not realize any day rate revenue during this period.
Scooter Yeargain		300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014	Rig is currently expected to enter the shipyard for approximately 120 days starting late Q1 2013 for customer-required well control equipment and mud pump upgrades. Company will not realize any day rate revenue during this period. Contract includes a priced option for one additional year in the low 180s.
224C Super Gorilla XL
Bob Palmer		550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014	The indicated day rate reflects an approximate $6,000 per day penalty for late delivery of the rig. The Company has submitted a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 290s. Rig was idle for one day during the month of August 2012.
219C Super Gorilla
Rowan Gorilla VII		400	35,000	2002	UK N. Sea	Apache	Mid 250s	March 2015	Rig is expected to enter the shipyard in late Q1 2013 for approximately 110 days for repairs and life enhancement. Company will not realize any day rate revenue during this period.
Rowan Gorilla VI		400	35,000	2000	UK N. Sea	BG	Low 200s	December 2012	Rig was idle for six days during the month of August 2012. Rig is expected to enter the shipyard in November 2012 for approximately 21 days for inspections. Company will receive day rate revenue for three days while the rig is in the shipyard. The remaining period will be at zero day rate.
							Low 220s	October 2013
					Norway	ConocoPhillips	Low 350s	August 2017	Following the release of the rig from BG, it is expected to enter the shipyard for approximately 110 days for repairs, upgrades and life enhancement prior to commencing a three and one-half year contract in early Q1 2014. The first 30 days in the shipyard are at zero day rate and the remainder is at a reduced day rate in the high 330s. The contract includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s.
Rowan Gorilla V		400	35,000	1998	UK N. Sea	Total	Mid 200s	June 2013	Rig is expected to enter the shipyard in Q3 or Q4 2013 for approximately 21 days for inspections. Company will not realize any day rate revenue during this period.
200C Gorilla
Rowan Gorilla IV		450	35,000	1986	Gulf of Mexico	Shipyard		October 2012	Rig is in the shipyard for repairs and modifications. Company will not realize any day rate revenue during this period. Rig was idle during the month of August 2012.
						Walter Oil & Gas	Mid 160s	October 2013
Rowan Gorilla III		450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	Low 130s	December 2012	Contract is for a firm term of eight wells with an expected duration of one year. Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year. The day rate for wells spud in the second year of the contract is the low 130s.
Rowan Gorilla II		350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012
116C
Rowan-California		300	30,000	1983	Middle East	Wintershall	Mid 70s	December 2012	Rig is expected to enter the shipyard in December 2012 for approximately 120 days for repairs and upgrades. Company will not realize any day rate revenue during this period.
Cecil Provine		300	30,000	1982	Gulf of Mexico	Shipyard		November 2012	Rig is in the shipyard for repairs and modifications until mid November 2012. Company will not realize any day rate revenue during this period. Rig was idle during the month of August 2012.
						Apache	Mid 70s	January 2013
							Mid 80s	April 2013
Gilbert Rowe		350	30,000	1981	Middle East	Shipyard		March 2013	Rig is in the shipyard for repairs, life enhancement and upgrades. Rig was idle during the month of August 2012.
						Saudi Aramco	Low 120s	December 2015	Company is subject to a penalty of up to one-half of the day rate for every day beyond December 11, 2012, which is reflected in the indicated day rate. Contract includes a priced option for one additional year in the low 100s.
Arch Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Contract includes a priced option for one additional year in the low 90s.
Charles Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Contract includes a priced option for one additional year in the low 90s.
Rowan-Paris		350	30,000	1980	Middle East	Available			Rig was idle during the month of August 2012.
Rowan-Middletown		350	30,000	1980	Middle East	Saudi Aramco	Low 80s	November 2014	Contract includes a priced option for one additional year in the low 90s. Rig is expected to be idle while undergoing repairs in November 2012 for approximately 15 days. Company will not realize any day rate revenue during this period.
Conventional Jack-ups
116 Slot
Rowan-Juneau		250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of August 2012.
84 Slot
Rowan-Alaska		350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of August 2012.
Rowan-Louisiana		350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	November 2012	Contract includes a priced option for one additional well estimated for 220 days at a day rate in the low 80s.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore. Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit. 240-C is LeTourneau's latest jack-up design. Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class. Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME. THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.